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                                                                Exhibit 99.1


                                  CERTIFICATION



      Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906

                        of the Sarbanes-Oxley Act of 2002




Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rent-Way, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   May 5, 2003                          /s/ William E. Morgenstern
                                              --------------------------------
                                              William E. Morgenstern,
                                              Chief Executive Officer



Dated:   May 5, 2003                          /s/ William A. McDonnell
                                              --------------------------------
                                              William A. McDonnell,
                                              Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Rent-Way, Inc. and will be retained by Rent-Way, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.